UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2022

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.75% Senior Notes due 2033	COWNL	The Nasdaq Global Market

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2022, the Board of Directors (the "Board") of Cowen Inc. (the “Company”) appointed Lorence Kim, M.D., to serve on the Company's Board of Directors, effective immediately. Dr. Kim's appointment expands the Board to nine directors.

Dr. Kim is currently a Venture Partner at Third Rock Ventures. Until June 2020, he served as Chief Financial Officer of Moderna, leading efforts to raise $4.4 billion of capital. At the time of his departure, Moderna had raised the three largest private financing rounds and the largest IPO in biotech history. Dr. Kim joined Moderna after spending 14 years at Goldman Sachs, most recently as a Managing Director and co-head of the U.S. biotechnology investment banking effort.

Dr. Kim graduated magna cum laude from Harvard University with a bachelor’s degree in biochemical sciences. He earned an M.B.A. in healthcare management as a Palmer Scholar from the Wharton School of the University of Pennsylvania and an M.D. from the University of Pennsylvania School of Medicine.

Dr. Kim currently serves as a member of the Boards of Directors of Flare Therapeutics, a biotechnology company targeting transcription factors to discover precision medicines for cancer and other diseases, and Abata Therapeutics, a company focused on translating the biology of regulatory T cells (Tregs) into transformational medicines for patients living with severe autoimmune and inflammatory diseases, and on the Board of Governors of the American Red Cross. He previously served on the Board of Seres Therapeutics.

On February 15, 2022, the Company issued a press release announcing the appointment of Dr. Kim. A copy of the press release is attached hereto at Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

99.1	Press Release issued by the Company dated February 15, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: February 15, 2022	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel